SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2004
Date of Report (Date of earliest event reported)

DEMEGEN, INC.
(Exact name of Registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	000-25353 (Commission File Number)	84-1065575 (IRS Employer Identification No.)

100 Technology Drive
Suite 440B
Pittsburgh, PA  15219
(Address of Principal Executive Offices)

(412) 621-9625
(Registrant’s Telephone Number, including area code)

ITEM 4.        CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Demegen, Inc. (the “Registrant”) has appointed Bagell, Josephs & Company, LLC ("Bagell Josephs") as its new independent certified public accountant and auditor effective July 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2004	DEMEGEN, INC. By: /s/Richard D. Ekstrom Richard D. Ekstrom, Chairman of the Board of Directors, President and Chief Executive Officer